UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INGLES MARKETS, INCORPORATED
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 27, 2026, Ingles Markets, Incorporated, a North Carolina corporation, issued a press release, a copy of which immediately follows this page.

Important Additional Information

This communication relates to the solicitation of proxies by Ingles Markets, Incorporated, a North Carolina corporation (the “Company”) in connection with the Company’s 2026 annual meeting of shareholders (the “Annual Meeting”). This is a contested solicitation. On April 1, 2026, the Company filed with the Securities and Exchange Commission (“SEC”) and began mailing to shareholders of record as of March 12, 2026 a definitive proxy statement and WHITE universal proxy card in connection with the Annual Meeting.

BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT, THE WHITE UNIVERSAL PROXY CARD, AND ANY OTHER PROXY MATERIALS FILED BY THE COMPANY WITH THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION.
Shareholders may obtain the Company’s definitive proxy statement, the WHITE universal proxy card, any amendments or supplements thereto, and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov. Copies are also available free of charge on the Company’s investor relations website under the “Corporate” tab at www.ingles-markets.com or by contacting Barbara Arnold.

The Company, its directors, and certain of its executive officers and employees may be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the identity of these participants and their direct or indirect interests in the solicitation is set forth in the Company’s definitive proxy statement filed with the SEC on April 1, 2026, and may be supplemented in other materials filed with the SEC in connection with the Annual Meeting.

Ingles Markets Reminds Shareholders to Vote “FOR” Ingles’ Director Nominees -- Rebekah Lowe and Dwight Jacobs

The Ingles 2026 Annual Meeting Is Being Held This Week on Thursday, April 30th. Shareholders are Urged to Vote TODAY to Ensure Their Vote is Timely Submitted

ASHEVILLE, N.C. – April 27, 2026 – Ingles Markets, Incorporated (NASDAQ: IMKTA) (“Ingles” or the “Company”) today reminded shareholders to vote ahead of the 2026 Annual Meeting of Shareholders, which will be held on April 30, 2026 at 10:00 a.m. Eastern Time.

The Ingles Board of Directors recommends that all Ingles shareholders vote “FOR” ONLY Ingles’ two highly qualified, independent director nominees – Rebekah Lowe and Dwight Jacobs – on the WHITE proxy card.

The Ingles Board of Directors issued the following statement:

Ingles has a long record of delivering shareholder returns that outperform relevant peers and benchmarks. After navigating extraordinary external challenges – the COVID pandemic and the devastating impact of Hurricane Helene – Ingles believes it is now well positioned for continued value creation that is both meaningful and sustainable.

To achieve this upside for shareholders, the Ingles Board believes that effective stewardship requires independent, experienced directors who are accountable to ALL shareholders and aligned with Ingles’ business model, investment priorities, and strong community values. Ingles’ director candidates – Rebekah Lowe and Dwight Jacobs – were selected because they deliver on these important value driving objectives. They are “fit for purpose,” bringing highly relevant expertise across finance, operations, real estate and human capital management, along with public company C-suite and board experience. They also understand the communities we serve because they live in them and shop at Ingles Markets.

Ingles’ Board urges shareholders to vote “FOR” Rebekah Lowe and Dwight Jacobs TODAY to ensure that their vote is timely submitted.

Shareholders with questions or who require assistance voting their shares may call the Company’s proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call: 1-800-322-2885 (toll-free)
Email: proxy@mackenziepartners.com

About Ingles Markets, Incorporated

Ingles Markets, Incorporated is a leading grocer with operations in six southeastern states. Headquartered in Asheville, North Carolina, the Company operates 197 supermarkets. At March 30, 2026, three of the four stores temporarily closed due to damage sustained in Hurricane Helene remained closed but are expected to reopen in 2026. In conjunction with its supermarket operations, the Company operates neighborhood shopping centers, most of which contain an Ingles supermarket. The Company also owns a fluid dairy facility that supplies Ingles supermarkets and unaffiliated customers. To learn more about Ingles Markets visit www.ingles-markets.com

Important Additional Information

This communication relates to the solicitation of proxies by Ingles Markets, Incorporated, a North Carolina corporation (the “Company”) in connection with the Company’s 2026 annual meeting of shareholders (the “Annual Meeting”). This is a contested solicitation. On April 1, 2026, the Company filed with the Securities and Exchange Commission (“SEC”) and began mailing to shareholders of record as of March 12, 2026 a definitive proxy statement and WHITE universal proxy card in connection with the Annual Meeting.

BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT, THE WHITE UNIVERSAL PROXY CARD, AND ANY OTHER PROXY MATERIALS FILED BY THE COMPANY WITH THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION.

Shareholders may obtain the Company’s definitive proxy statement, the WHITE universal proxy card, any amendments or supplements thereto, and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov. Copies are also available free of charge on the Company’s investor relations website under the “Corporate” tab at www.ingles-markets.com or by contacting Barbara Arnold at barnold@ingles-markets.com.

The Company, its directors, and certain of its executive officers and employees may be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the identity of these participants and their direct or indirect interests in the solicitation is set forth in the Company’s definitive proxy statement filed with the SEC on April 1, 2026, and may be supplemented in other materials filed with the SEC in connection with the Annual Meeting.

Shareholders are urged to vote “FOR” the Company’s director candidates by using ONLY the Company’s WHITE universal proxy card. Using any other proxy card will revoke prior voting instructions.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company’s expected financial and operational results and the related assumptions underlying our expected results. These forward-looking statements are distinguished by use of words such as “anticipate,” “aim,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and the negative of these terms, and similar references to future periods. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to, among other things: business and economic conditions generally in the Company’s operating area, including inflation or deflation; shortages of labor, distribution capacity, and some product shortages; inflation in food, labor and gasoline prices; the Company’s ability to successfully implement its expansion and operating strategies; pricing pressures and other competitive factors, including online-based procurement of products the Company sells; sudden or significant changes in the availability of gasoline and retail gasoline prices; the maturation of new and expanded stores; general concerns about food safety; the Company’s ability to manage technology and data security; the availability and terms of financing; and increases in costs, including food, utilities, labor and other goods and services significant to the Company’s operations. Detailed information about these factors and additional important factors can be found in the documents that the Company files with the SEC, such as Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.

Contacts
Investor Contact
Pat Jackson, Chief Financial Officer
pjackson@ingles-markets.com
(828) 669-2941 (Ext. 223)

Media Contact
Eliza Rothstein / Zach Genirs
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
InglesMedia@joelefrank.com